Project Arbor

Materials Prepared for Discussion

DRAFT | Confidential

Preliminary | Subject to Further Review and Evaluation August 2012

Arbor Trading and Financial Summary

Arbor Trading Performance Since IPO

November 5, 2009 (Arbor IPO) to August 6, 2012

Arbor Trading Overview

Stock Price

Period Spot Avg

Unaffected (1) $22.63 –

Current 32.32 –

LTM Average – $25.90

LTM High 36.27 –

LTM Low 20.95 –

Note: Based on closing prices.

Price ($)

$50.00 $40.00 $30.00 $20.00 $10.00 $0.00

Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12

5/11/11:

Priced secondary offering at $42.00

11/12/10: Priced secondary offering at $26.00

5/14/12: WDYTYA not renewed

Price reaction: (14%)

11/4/09:

Priced $100MM IPO at $13.50

Price reaction: +5%

Current price: $32.32

Volume (MM)

15.0

10.0

5.0

0.0

6/6/12: Bloomberg leak

Price reaction: +11%

7/24/12: NY Times leak

Price reaction: +15%

Unaffected price(1): $22.63

Source: Capital IQ. Based on closing prices.

(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).

CONFIDENTIAL | DRAFT

# Arbor Trading Performance During Process

*April 19, 2012 (April Board Meeting) to August 6, 2012*



Price ($)
Volume (MM)
5/14/12: WDYTYA not renewed Price reaction: (14%)
5/18/12: Received proposal from [redacted]
6/20/12: Proposals from [redacted]
7/2/12: Announced reaching two million subscriber milestone Price reaction: +3%
7/24/12: NY Times leak Price reaction: +15%
4/25/12: Announced Q1 2012 Earnings and Archives.com acquisition Price reaction: +5%
6/6/12: Bloomberg leak Price reaction: +11%
6/18/12: [redacted] proposal affirmation
7/11/12: Qatalyst sent process letters for submitting final offers
7/25/12: Announced Q2 2012 Earnings Price reaction: +3%
6/22/12: Received proposal from [redacted]
7/16/12: Qatalyst sent draft merger agreements
Current price: $32.32
Unaffected price(1): $22.63
Indices indexed to Arbor's 4/19/12 price
Arbor +37%
eCommerce: +9%
NASDAQ: (1%)
Internet Leaders: (2%)
Online Media and Consumer Services: (10%)
$40.00
$30.00
$20.00
$10.00
10.0
7.5
5.0
2.5
0.0
April 19
April 26
May 3
May 10
May 17
May 24
June 1
June 8
June 15
June 22
June 29
July 9
July 16
July 23
July 30
August 6

*Source: Capital IQ. Based on closing prices. Period spans IPO of FB.*

*(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*

*Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN.*

*Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.*

*Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.*

4

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

# Arbor Trading Performance Since Bloomberg Leak

*June 5, 2012 (Day Prior to Bloomberg Leak) to August 6, 2012*



6/6/12: Bloomberg leak Price reaction: +11%
6/20/12: Proposals from
7/2/12: Announced reaching two million subscriber milestone Price reaction: +3%
7/16/12: Qatalyst sent draft merger agreements
7/24/12: NY Times leak Price reaction: +15%
6/18/12: proposal affirmation
6/22/12: Received proposal from
7/11/12: Qatalyst sent process letters for submitting final offers
7/25/12: Announced Q2 2012 Earnings Price reaction: +3%
Price ($)
Volume (MM)
$40.00
$30.00
$20.00
$10.00
10.0
7.5
5.0
2.5
0.0
Current price: $32.32
Unaffected price(1): $22.63
Indices indexed to Arbor's 6/5/12 price
Arbor +43%
eCommerce: +12%
NASDAQ: +8%
Internet Leaders: +5%
Online Media and Consumer Services: (3%)
June 5
June 7
June 11
June 13
June 15
June 19
June 21
June 25
June 27
June 29
July 3
July 6
July 10
July 12
July 16
July 18
July 20
July 24
July 26
July 30
August 1
August 3

*Source: Capital IQ. Based on closing prices.*
*(1) Unaffected price based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*
*Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN.*
*Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX.*
*Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.*

5

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

# Performance vs. Guidance

*Legend*
- Management Guidance
- Actual >= Guidance
- Actual < Guidance

| | Q1 '10 Mar '10 | Q2 '10 Jun '10 | Q3 '10 Sep '10 | Q4 '10 Dec '10 | Q1 '11 Mar '11 | Q2 '11 Jun '11 | Q3 '11 Sep'11 | Q4 '11 Dec '11 | Q1 '12 Mar '12 | Q2 '12 Jun '12 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Revenue ($MM)** | | | | | | | | | | |
| Variance | +5% $3 | +5% $4 | +4% $3 | +2% $2 | +5% $4 | +2% $2 | +0% $0 | +0% $0 | +1% $2 | +3% $3 |
| Management Guidance | $62 | $71 | $76 | $81 | $87 | $99 | $103 | $104 | $107 | $116 |
| Actual | $64 | $75 | $79 | $83 | $91 | $101 | $103 | $104 | $109 | $119 |
| **Adjusted EBITDA ($MM)** | | | | | | | | | | |
| Variance | +8% $1 | +20% $4 | +16% $4 | +2% $1 | +11% $3 | +7% $2 | +3% $1 | +2% $1 | +13% $4 | +3% $1 |
| Management Guidance | $16 | $21 | $25 | $29 | $23 | $36 | $39 | $40 | $28 | $42 |
| Actual | $17 | $25 | $29 | $30 | $26 | $38 | $40 | $41 | $32 | $43 |
| **Subscribers ('000s)** | | | | | | | | | | |
| Variance | +7% 77 | +2% 31 | +2% 32 | +1% 15 | +5% 70 | +0% 2 | +0% 1 | +1% 13 | +2% 40 | +2% 33 |
| Management Guidance | 1,135 | 1,280 | 1,345 | 1,380 | 1,545 | 1,670 | 1,700 | 1,690 | 1,830 | 1,973 |
| Actual | 1,212 | 1,311 | 1,377 | 1,395 | 1,615 | 1,672 | 1,701 | 1,703 | 1,870 | 2,005 |
| **Full Year Guidance** | | | | | | | | | | |
| Revenue | ↑ | ↑ | ↑ | *2011 Provided* | ↑ | ↑ | ↓ | *2012 Provided* | ↑ | ↑ |
| Adjusted EBITDA | ↑ | ↑ | ↑ | | ↑ | ↑ | ↑ | | ↔ | ↑ |
| Subscribers | ↑ | ↑ | ↑ | | ↑ | ↔ | ↓ | | ↑ | ↑ |
| **Market Reaction** | | | | | | | | | | |
| Earnings Released After Close On: | 4/29/10 | 7/29/10 | 10/28/10 | 2/24/11 | 4/28/11 | 7/28/11 | 10/26/11 | 2/15/12 | 4/25/12 | 7/25/12 |
| **Arbor Price Reaction** | 1% | 7% | 4% | 1% | 43% | (11%) | (9%) | (16%) | 5%(1) | 3%(2) |
| *NASDAQ Daily Change* | (2%) | 0% | 0% | 2% | 0% | (0%) | 3% | 2% | 1% | 1% |

*Source: Company filings. Based on midpoints of guidance ranges.*

*(1) Arbor previously announced, on January 5, 2012, that it ended Q4 '11 with 1,703,000 subscribers and reaffirmed guidance; price reaction: +20%.*

*(2) Arbor previously announced on July 2, 2012 that it reached two million subscribers; price reaction: +3%. Prior to the press release, on July 24, 2012 the New York Times ran a story on the process; price reaction: +15%. Prior to the New York Times article, Bloomberg ran a story on the process; price reaction: +11%.*

CONFIDENTIAL | DRAFT

6

Catalyst PARTNERS

NTM Revenue Multiples Over Time

November 5, 2009 (Arbor IPO) to August 6, 2012

NTM Revenue Multiples (Averages)

Online Media

Internet Arbor & Consumer Arbor Arbor

Arbor Leaders Prem/(Disc) Services Prem/(Disc) eCommerce Prem/(Disc)

2009 3.1x 4.0x (22%) 3.0x 2% 3.4x (8%)

2010 3.0 3.7 (18%) 2.7 13% 4.1 (26%)

2011 3.6 3.8 (5%) 2.6 37% 4.3 (16%)

2012 YTD 2.5 4.4 (44%) 2.4 3% 2.3 7%

Period 3.1x 3.9x (20%) 2.6x 19% 3.7x (17%)

LTM 2.5 4.0 (37%) 2.3 11% 2.5 (1%)

Unaffected (6/5/12) 2.1————

Current (8/6/12) 3.0 4.7 (36%) 2.0 46% 2.2 39%

8.0x

7.0x

6.0x

5.0x

4.0x

3.0x

2.0x

1.0x

0.0x

Nov-09 May-10 Nov-10 May-11 Nov-11 May-12

Internet Leaders: 4.7x

Arbor: 3.0x

eCommerce: 2.2x Online Media and Consumer Services:

2.0x

Source: Based on CapitalIQ and consensus analyst estimates. Arbor estimates first available as of December 18, 2009.

Period spans IPOs of FB, ACTV, ANGI, DMD, RATE, and QNST.

Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN. Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX. Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

CONFIDENTIAL | DRAFT

NTM Adjusted EBITDA Multiples Over Time

November 5, 2009 (Arbor IPO) to August 6, 2012

NTM Adjusted EBITDA Multiples (Averages)

Online Media

Internet Arbor & Consumer Arbor Arbor

Arbor Leaders Prem/(Disc) Services Prem/(Disc) eCommerce Prem/(Disc)

2009 8.4x 15.6x (46%) 12.8x (35%) 15.2x (45%)

2010 9.4 14.3 (34%) 11.2 (16%) 16.4 (43%)

2011 10.9 16.5 (34%) 9.8 11% 17.1 (36%)

2012 YTD 7.6 16.8 (55%) 8.9 (15%) 15.3 (50%)

Period 9.6x 15.7x (39%) 10.3x (7%) 16.4x (42%)

LTM 7.7 16.7 (54%) 8.6 (11%) 14.4 (47%)

Unaffected (6/5/12) 6.0————

Current (8/6/12) 8.7 15.9 (46%) 8.0 8% 11.7 (26%)

30.0x

25.0x

20.0x

15.0x

10.0x

5.0x

0.0x

Nov-09 May-10 Nov-10 May-11 Nov-11 May-12

Internet Leaders: 15.9x

eCommerce: 11.7x

Arbor: 8.7x

Online Media and Consumer Services:

8.0x

Source: Based on CapitalIQ and consensus analyst estimates. Arbor estimates first available as of December 18, 2009.

Period spans IPOs of FB, ACTV, ANGI, DMD, RATE, and QNST.

Arbor Adjusted EBITDA based on consensus estimates. Multiples greater than 50x or negative excluded.

Selected Internet Leaders includes GOOG, AMZN, FB, EBAY, and PCLN. Selected eCommerce includes EXPE, VPRT, OPEN, SFLY, and NFLX. Selected Online Media and Consumer Services includes IACI, WBMD, MWW, ACTV, ANGI, DHX, DMD, RATE, and QNST.

CONFIDENTIAL | DRAFT

# Operating Statistics of Selected Companies

**CY11-12E Revenue Growth**


Selected Online Media and Consumer Services
Median: 11%
Mean: 15%
71%
33%
27%
22%
11%
5%
(9%)
(11%)
(17%)
ANGI
IACI
ACTV
RATE
DMD
DHX
MWW
QNST
WBMD
Selected eCommerce
Median: 16%
Mean: 17%
25%
20%
16%
13%
13%
SFLY
VPRT
OPEN
EXPE
NFLX
Selected Medians
11%
16%
20%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

**CY12-13E Revenue Growth**


Selected Online Media and Consumer Services
Median: 13%
Mean: 14%
47%
21%
18%
13%
13%
6%
4%
4%
2%
ANGI
RATE
ACTV
IACI
DMD
DHX
QNST
MWW
WBMD
Selected eCommerce
Median: 15%
Mean: 15%
17%
17%
15%
15%
11%
OPEN
VPRT
NFLX
SFLY
EXPE
Selected Medians
13%
15%
14%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

**CY12E Adj. EBITDA Mgn.**


Selected Online Media and Consumer Services
Median: 17%
Mean: 16%
40%
31%
27%
19%
17%
16%
14%
12%
(34%)
DHX
RATE
DMD
QNST
IACI
MWW
WBMD
ACTV
ANGI
Selected eCommerce
Median: 17%
Mean: 19%
42%
20%
17%
13%
5%
OPEN
EXPE
SFLY
VPRT
NFLX
Selected Medians
17%
17%
34%
Online Media & Consumer Services
eCommerce
Adjusted Arbor (1)

*Source: Capital IQ; based on consensus analyst estimates. Current estimates as of August 6, 2012. Not available metrics are noted as NA.*

*(1) Adjusted Arbor projections based on consensus analyst estimates dated August 6, 2012 and include management estimates for Archives.com.*

9

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Trading Statistics of Selected Companies

Selected Online Media and Consumer Services Median: 1.6x

Mean: 2.2x

Selected eCommerce Median: 2.0x

Mean: 2.3x

Selected Medians

4.7x 3.8x

2.6x 2.4x 1.6x 1.5x 1.3x 1.1x 0.9x

ANGI RATE DHX DMD IACI ACTV WBMD QNST MWW

5.4x

2.0x 2.0x 1.4x

0.8x

OPEN SFLY EXPE VPRT NFLX

3.2x

1.6x 2.0x 2.2x

Online eCommerce Adjusted Adjusted

Media & Arbor Arbor

Consumer (Curr) (1) (Unaff) (1) (2)

Services

Selected Online Media and Consumer Services Median: 9.1x Mean: 8.8x

Selected eCommerce Selected Medians Median: 11.8x Mean: 12.3x

12.6x 12.2x

9.3x 9.2x 9.1x

6.6x 5.9x 5.4x

NM

ACTV RATE WBMD IACI DMD DHX QNST MWW ANGI

16.0x

12.8x 11.8x 11.0x 10.0x

NFLX OPEN SFLY VPRT EXPE

11.8x

9.1x 9.4x

6.6x

Online eCommerce Adjusted Adjusted

Media & Arbor Arbor

Consumer (Curr) (1) (Unaff) (1) (2)

Services

Selected Online Media and Consumer Services

Median: 21.0x

Mean: 23.2x

Selected eCommerce

Median: 24.3x

Mean: 24.2x

Selected Medians

38.3x

30.1x

23.0x

19.0x 15.0x 14.0x

NM NM NM

DMD MWW RATE IACI DHX QNST WBMD ACTV ANGI

28.7x 25.3x 24.3x

23.2x 19.6x 21.0x

NM

SFLY OPEN VPRT EXPE NFLX Online eCommerce

Media &

Consumer

Services

Source: Capital IQ; based on consensus analyst estimates. Current prices and estimates as of August 6, 2012. Multiples greater than 50x or negative noted as NM. Note: Arbor Street Case CY12E P/E multiples are 15.9x (current) and 11.1x (unaffected).

(1) Adjusted Arbor projections based on consensus analyst estimates dated August 6, 2012 and include management estimates for Archives.com. Multiples calculated based on

Adjusted Fully-Diluted Enterprise Value (2) Unaffected based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).

. CONFIDENTIAL | DRAFT

# Trading Statistics of Selected Companies

CY13E FD Enterprise Value / Revenue Multiple



Selected Online Media and Consumer Services
Median: 1.4x
Mean: 1.9x
3.2x ANGI
3.1x RATE
2.5x DHX
2.2x DMD
1.4x IACI
1.3x ACTV
1.3x WBMD
1.1x QNST
0.8x MWW
Selected eCommerce
Median: 1.8x
Mean: 2.0x
4.6x OPEN
1.8x EXPE
1.8x SFLY
1.2x VPRT
0.7x NFLX
Selected Medians
1.4x Online Media & Consumer Services
1.8x eCommerce
2.8x Adjusted Arbor (Curr) (1)
2.0x Adjusted Arbor (Unaff) (1) (2)

CY13E FD Enterprise Value / Adjusted EBITDA Multiple



Selected Online Media and Consumer Services
Median: 8.0x
Mean: 7.4x
9.8x RATE
8.9x WBMD
8.5x ACTV
8.3x DMD
7.7x IACI
6.2x DHX
5.4x QNST
4.4x MWW
NM ANGI
Selected eCommerce
Median: 9.3x
Mean: 9.5x
10.5x OPEN
9.7x VPRT
9.3x SFLY
9.1x NFLX
8.9x EXPE
Selected Medians
8.0x Online Media & Consumer Services
9.3x eCommerce
8.1x Adjusted Arbor (Curr) (1)
5.7x Adjusted Arbor (Unaff) (1) (2)

CY13E P/E Multiple



Selected Online Media and Consumer Services
Median: 17.5x
Mean: 19.9x
35.5x ACTV
30.2x DMD
17.7x RATE
17.5x MWW
15.0x IACI
13.5x DHX
10.2x QNST
NM WBMD
NM ANGI
Selected eCommerce
Median: 21.3x
Mean: 24.4x
44.7x NFLX
21.6x SFLY
21.3x OPEN
17.8x VPRT
16.9x EXPE
Selected Medians
17.5x Online Media & Consumer Services
21.3x eCommerce

*Source: Capital IQ; based on consensus analyst estimates. Current prices and estimates as of August 6, 2012. Multiples greater than 50x or negative noted as NM.*

*Note: Arbor Street Case CY13E P/E multiples are 14.0x (current) and 9.8x (unaffected).*

*(1) Adjusted Arbor projections based on consensus analyst estimates dated August 6, 2012 and include management estimates for Archives.com. Multiples calculated based on Adjusted Fully-Diluted Enterprise Value.*

*(2) Unaffected based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*

11

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Summary of Analyst Estimates

($MM, except Subscriber figures in ‘000s and per share amounts)

Projected Performance

Price LT Growth Net Sub Adds Revenue Adj. EBITDA Adj. EBITDA Mgn Non-GAAP EPS

Date Company (1) Rec Target Rate (%) CY12E CY13E CY12E CY13E CY12E CY13E CY12E CY13E CY12E CY13E Price Target Valuation Methodology

Arbor (Management Case) (1) 305 408 $480 $562 $ 172 $209 36% 37% —-

Arbor Management Guidance (Midpoint) 307—477— 173—36%——-

Post-Q2’12 Announcement Analyst Estimates

7/26/12 Bank of America Merrill Lynch Buy $36.00 15% 316 277 $476 $546 $ 173 $208 36% 38% $2.07 $2.44 15x CY13E Non-GAAP P/E

7/26/12 BMO Capital Markets Buy 37.00—— 476 541 170 194 36% 36% 2.08 2.34 8x CY13E EV/Adj. EBITDA

7/26/12 Citi Buy 35.00—— 476 530 173 196 36% 37% 2.16 2.38 15x CY13E Non-GAAP P/E

7/26/12 Craig Hallum Buy 41.00 20%—- 477 527 172 197 36% 37% —- 9x CY13E EV/Adj. EBITDA

7/26/12 Goldman Sachs Buy 36.00—— 476 559 172 200 36% 36% 1.93 2.26 8x CY13E EV/Adj. EBITDA

7/26/12 Imperial Capital Buy 35.00—313 214 475 526 172 191 36% 36% —- 8x CY13E EV/Adj. EBITDA

7/26/12 Piper Jaffray Buy 45.00—298 233 474 531 170 190 36% 36% 1.88 2.04 11x CY13E EV/Adj. EBITDA

7/25/12 Morgan Stanley (2) Hold 32.00—311 269 476 531 171 198 36% 37% 2.06 2.40 DCF (3% terminal growth, 13% WACC)

Median $36.00 18% 312 251 $476 $531 $172 $197 36% 37% $ 2.07 $2.36

Mean 37.13 18% 309 248 476 536 172 197 36% 37% 2.03 2.31

Source: Capital IQ and Wall Street Research. All estimates are Non-GAAP projections, excluding stock-based compensation, amortization of intangibles and other non-recurring charges. Calendar year ended December 31. Excludes Archives.com. (1) Arbor Management Case projections based on Arbor Management as of July 2012.

(2) Based on Morgan Stanley base case.

11% premium to current price of $32.32 as of August 6, 2012.

59% premium to unaffected price of

$22.63 as of June 5, 2012.

Arbor Analyst Recommendations / Stock Price Since First Analyst Estimates

Percentage 100%

Hold Buy

Sell

Stock Price

75% 50% 25% 0%

Dec-09 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12

Price

$50.00

$40.00

$30.00

$20.00

$10.00

$0.00

CONFIDENTIAL | DRAFT

# Comparison of Arbor Street and Management Financial Cases

*Legend*
- *Historical*
- *(1) Street Case*
- *(2) Management Case Excluding Archives.com*
- *(3) Management Case Including Archives.com*

## Ending Subscriber Count ('000s)



Actual
Estimates
6,000
5,000
4,000
3,000
2,000
1,000
1,395
1,703
2,012
2,008
3,237
2,416
2,260
4,021
2,810
2,537
4,871
3,197
5,765
3,594
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

## Net Subscriber Adds ('000s)



Actual
Estimates
1000
800
600
400
200
0
329
308
309
305
696
408
248
784
394
248
850
387
894
397
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

## Revenue ($MM)



Actual
Estimates
$900
$700
$500
$300
$301
$400
$480
$476
$592
$562
$536
$688
$643
$597
$789
$726
$901
$818
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

## Revenue Growth



Actual
Estimates
40%
30%
20%
10%
0%
34%
33%
20%
19%
23%
17%
13%
16%
14%
11%
15%
13%
14%
13%
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

## Adjusted EBITDA ($MM)



Actual
Estimates
$500
$400
$300
$200
$100
$101
$145
$172
$172
$210
$209
$197
$264
$260
$226
$320
$310
$372
$355
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

## Adjusted EBITDA Margin



Actual
Estimates
45%
40%
35%
30%
34%
36%
36%
36%
37%
37%
35%
40%
38%
38%
43%
40%
43%
41%
CY10A
CY11A
CY12E
CY13E
CY14E
CY15E
CY16E

*Note: Non-GAAP projections exclude stock-based compensation, amortization of intangibles and other non-recurring charges.*
*(1) Arbor Street Case projections based on consensus analyst estimates as of August 6, 2012.*
*(2) Arbor Management Case projections based on Arbor Management as of July 2012.*
*(3) Arbor Management Case projections based on Arbor Management as of July 2012. Includes contribution from Archives.com beginning in CY13E.*

13

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

# Arbor Street vs. Management

*Both Street and Management exclude Archives.com*

*($MM, except Subscriber figures in '000s)*

| | Q3'CY12E | | | | CY12E | | | | CY13E | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | *Δ from Street* | | | | *Δ from Street* | | | | *Δ from Street* | |
| | Street (1) | Mgmt (2) | *$* | *%* | Street (1) | Mgmt (2) | *$* | *%* | Street (1) | Mgmt (2) | *$* | *%* |
| Ending Subscribers | 2,023 | 2,020 | *(3)* | *(0%)* | 2,012 | 2,008 | *(4)* | *(0%)* | 2,260 | 2,416 | *155* | *7%* |
| *Quarterly Growth* | *1%* | *1%* | | *(15 bps)* | - | - | | | - | - | | |
| *Annual Growth* | *19%* | *19%* | | *(17 bps)* | *18%* | *18%* | | *(23 bps)* | *12%* | *20%* | | *796 bps* |
| Revenue | $123 | $125 | *$1* | *1%* | $476 | $480 | *$4* | *1%* | $536 | $562 | *$26* | *5%* |
| *Quarterly Growth* | *4%* | *5%* | | *111 bps* | - | - | | | - | - | | |
| *Annual Growth* | *20%* | *21%* | | *128 bps* | *19%* | *20%* | | *111 bps* | *13%* | *17%* | | *431 bps* |
| Adjusted EBITDA | $48 | $49 | *$1* | *2%* | $172 | $172 | *$1* | *0%* | $197 | $209 | *$13* | *6%* |
| *% Margin* | *39%* | *39%* | | *37 bps* | *36%* | *36%* | | *(22 bps)* | *37%* | *37%* | | *58 bps* |
| *Annual Growth* | *19%* | *21%* | | *242 bps* | *18%* | *19%* | | *38 bps* | *15%* | *22%* | | *700 bps* |

*Source: Capital IQ and Wall Street Research. All estimates are Non-GAAP projections, excluding stock-based compensation, amortization of intangibles and other non-recurring charges.*
*Note: All projections include contribution from DNA.*
*(1) Arbor Street Case based on consensus analyst estimates as of August 6, 2012.*
*(2) Arbor Management Case based on Arbor Management as of July 2012. Excludes contribution from Archives.com.*

<u>Q3'CY12E Guidance:</u>
*(Announced on July 25, 2012)*

Ending subscribers (000s): 2,000-2,020

Revenue: $122-125MM
Adjusted EBITDA: $46.5-49.0MM

<u>CY12E Guidance:</u>
*(Announced on July 25, 2012)*

Ending subscribers (000s): 2,000-2,020

Revenue: $473-480MM
Adjusted EBITDA: $170-175MM

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# Arbor Management Case Projections

*($MM, except Subscriber figures in '000s)*

| | Arbor Annual Financials – Calendar Year | | | | | | 2012E - 2016E |
|---|---|---|---|---|---|---|---|
| | 2011A | 2012E | 2013E | 2014E | 2015E | 2016E | CAGR (1) |
| Arbor | 1,703 | 2,008 | 2,316 | 2,635 | 2,982 | 3,356 | *14%* |
| Archives | – | – | 821 | 1,211 | 1,674 | 2,171 | *42%* |
| DNA | – | – | 100 | 175 | 215 | 238 | *NM* |
| **Total Subscribers** | **1,703** | **2,008** | **3,237** | **4,021** | **4,871** | **5,765** | *30%* |
| *Annual Growth* | *22%* | *18%* | *61%* | *24%* | *21%* | *18%* | |
| Arbor | $372 | $440 | $508 | $579 | $657 | $746 | *14%* |
| *Annual Growth* | *34%* | *19%* | *15%* | *14%* | *13%* | *13%* | |
| Archives | – | – | 30 | 45 | 63 | 83 | *41%* |
| *Annual Growth* | – | – | – | *51%* | *40%* | *31%* | |
| Other | 25 | 28 | 28 | 30 | 31 | 33 | *5%* |
| *Annual Growth* | *24%* | *9%* | *(1%)* | *8%* | *5%* | *7%* | |
| DNA | 2 | 12 | 26 | 34 | 37 | 39 | *35%* |
| *Annual Growth* | *4%* | *376%* | *123%* | *29%* | *10%* | *4%* | |
| **Total Revenue** | **$400** | **$480** | **$592** | **$688** | **$789** | **$901** | *17%* |
| *Annual Growth* | *33%* | *20%* | *23%* | *16%* | *15%* | *14%* | |
| Arbor | 167 | 209 | 253 | 298 | 349 | 401 | *18%* |
| *Adjusted EBITDA Margin* | *45%* | *48%* | *50%* | *51%* | *53%* | *54%* | |
| Archives | – | – | 0 | 5 | 10 | 17 | *NM* |
| *Adjusted EBITDA Margin* | – | – | *0%* | *10%* | *15%* | *20%* | |
| Other | 9 | 12 | 11 | 12 | 12 | 13 | *0%* |
| *Adjusted EBITDA Margin* | *36%* | *45%* | *39%* | *39%* | *38%* | *38%* | |
| DNA | (2) | (11) | (11) | 0 | 6 | 7 | *NM* |
| *Adjusted EBITDA Margin* | *(98%)* | *(90%)* | *(42%)* | *0%* | *17%* | *19%* | |
| Corporate | (29) | (39) | (43) | (50) | (57) | (66) | |
| **Adjusted EBITDA** | **145** | **172** | **210** | **264** | **320** | **372** | *21%* |
| *Adjusted EBITDA Margin* | *36%* | *36%* | *35%* | *38%* | *40%* | *41%* | |
| *Annual Growth* | *43%* | *19%* | *22%* | *26%* | *21%* | *16%* | |

*Note: Projections based on Arbor Management as of July 2012.*

*(1) Archives.com CAGR based on management's 2012 estimates for Archives.com, which are not included in the Management Case projections.*

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Illustrative Arbor Metrics At Various Prices

($MM, except per share amounts)

Illustrative Arbor Valuation Statistics

Illustrative Share Price: $22.63 $32.32 $ 34.00 $35.00 $36.00 $37.00 $38.00

Implied Transaction Premium Statistic

Premium to Price Prior to Bloomberg Leak $22.63 0% 43% 50% 55% 59% 63% 68%

Premium to Adjusted Enterprise Value Prior to Bloomberg Leak $1,114 0% 43% 51% 55% 60% 64% 69%

Premium to Current Price $32.32 (30%) 0% 5% 8% 11% 14% 18%

Premium to Current Adjusted Enterprise Value $1,597 (30%) 0% 5% 8% 12% 15% 18%

Premium to 30 Day Spot Price $26.17 (14%) 24% 30% 34% 38% 41% 45%

Premium to LTM High Share Price 36.27 (38%) (11%) (6%) (4%) (1%) 2% 5%

Premium to LTM Low Share Price 20.95 8% 54% 62% 67% 72% 77% 81%

Premium to LTM Average Share Price 25.90 (13%) 25% 31% 35% 39% 43% 47%

Premium to Price Prior to WDYTYA Announcement 26.16 (13%) 24% 30% 34% 38% 41% 45%

Implied Valuation & Multiples

Fully-Diluted Equity Value (1) $1,083 $1,566 $ 1,650 $1,700 $1,750 $1,800 $1,850

Fully-Diluted Enterprise Value (2) 1,014 1,497 1,581 1,631 1,681 1,730 1,780

Adjusted Fully-Diluted Enterprise Value (3) 1,114 1,597 1,681 1,731 1,781 1,830 1,880

Adjusted Street Case (4)

Revenue Multiples Statistic

CY12E $497 2.2x 3.2x 3.4x 3.5x 3.6x 3.7x 3.8x

NTM 533 2.1 3.0 3.2 3.2 3.3 3.4 3.5

CY13E 566 2.0 2.8 3.0 3.1 3.1 3.2 3.3

Adjusted EBITDA Multiples

CY12E $169 6.6x 9.4x 9.9x 10.2x 10.5x 10.8x 11.1x

NTM 185 6.0 8.7 9.1 9.4 9.6 9.9 10.2

CY13E 197 5.7 8.1 8.5 8.8 9.0 9.3 9.6

Management Case (5)

Revenue Multiples Statistic

CY12E $501 2.2x 3.2x 3.4x 3.5x 3.6x 3.7x 3.7x

NTM 551 2.0 2.9 3.0 3.1 3.2 3.3 3.4

CY13E 592 1.9 2.7 2.8 2.9 3.0 3.1 3.2

Adjusted EBITDA Multiples

CY12E $170 6.6x 9.4x 9.9x 10.2x 10.5x 10.8x 11.1x

NTM 187 5.9 8.5 9.0 9.2 9.5 9.8 10.0

CY13E 210 5.3 7.6 8.0 8.3 8.5 8.7 9.0

Archives.com Metrics

CY12E Revenue: $21MM NTM Revenue: $24MM CY13E Revenue: $30MM

CY12E Adj. EBITDA: ($2MM) NTM Adj. EBITDA: ($0MM) CY13E Adj. EBITDA: $0MM

Note: Current market prices as of August 6, 2012.

(1) Common shares outstanding, options and RSUs based on Arbor Management for the period ended June 30, 2012. Assumes treasury stock method treatment of options.

(2) Balance sheet items based on Arbor Management for the period ended June 30, 2012.

(3) Adjusted Fully-Diluted Enterprise Value adjusted for pending $100MM Archives.com acquisition. (4) Arbor Street Case projections based on consensus analyst estimates as of August 6, 2012.

Adjusted Street Case metrics include management estimates for Archives.com. Multiples calculated based on Adjusted Fully-Diluted Enterprise Value. (5) Arbor Management Case projections based on Arbor Management as of July 2012. Includes management estimates for Archives.com.

Multiples calculated based on Adjusted Fully-Diluted Enterprise Value.

CONFIDENTIAL | DRAFT

# Summary of Valuation Analyses



Discounted Cash Flow
Selected Companies
Revenue
Adjusted EBITDA
Management Case (1)
Operating Sensitivity Analysis
Adjusted Street Case (2)
Management Case (1)
Adjusted Street Case (2)
Management Case (1)
Implied Price Per Arbor Share
$60.00
$40.00
$20.00
$0.00
$45.03
$33.05
$40.02
$25.01
$35.18
$23.02
$35.91
$24.05
$35.82
$24.00
$38.11
$24.15
Arbor Current Stock Price: $32.32
Arbor Unaffected Stock Price (3): $22.63

| Methodology | Discounted Cash Flow | Selected Companies |
|---|---|---|
| Reference Range | *WACC: 11.0% – 14.0%*<br>*Terminal NTM Adjusted EBITDA Multiple Range: 6.0x – 8.0x*<br>*Operating Sensitivity Analysis assumes 7.4%-17.8% CY12E-CY16E revenue CAGR and 35%-42% CY16E Adj. EBITDA margin*<br>*Reflects 11% dilution from equity award issuances*<br>*Assumes mid-period discounting convention* | *Assumes Archives.com 2012E full year revenue and adjusted EBITDA contribution of $21MM and ($2MM), respectively.*<br>*Adjusted Fully-Diluted Enterprise Value / CY12E & CY13E Revenue Multiple Ranges (respectively):*<br>*2.5x – 3.5x*<br>*2.0x – 3.0x*<br>*Adjusted Fully-Diluted Enterprise Value / CY12E & CY13E Adjusted EBITDA Multiple Ranges (respectively):*<br>*7.0x – 10.0x*<br>*6.0x – 9.0x* |

*Note: Current stock price as of the closing stock price of $32.32 as of August 6, 2012. Assumes treasury stock method treatment of options. Capitalization, common shares outstanding, options and RSUs based on Arbor Management for the period ended June 30, 2012.*
*(1) Arbor Management Case based on Arbor Management projections as of July 2012. Includes management estimates for Archives.com.*
*(2) Adjusted Arbor Street Case based on consensus analyst estimates as of August 6, 2012. Includes management estimates for Archives.com.*
*(3) Based on Arbor price prior to Bloomberg leak of $22.63 as of June 5, 2012.*

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Illustrative Discounted Cash Flow Projections

Based on Arbor Management Case Projections

($MM)

Arbor Financial Performance (1) ‘12E-

Terminal ‘16E

CY2011A CY2012E 2H’12E CY2013E CY2014E CY2015E CY2016E CAGR

Revenue $400 $480 $253 $592 $688 $789 $901 17%

% Growth 33% 20%—23% 16% 15% 14%

Adjusted EBITDA 145 172 98 210 264 320 372 21%

% Margin 36% 36% 39% 35% 38% 40% 41%

% Growth 43% 19%—22% 26% 21% 16%

Adjusted Operating Income—147 85 180 232 283 332 23%

% Margin—31% 34% 30% 34% 36% 37%

Less: Taxes—(47) (26) (61) (75) (93) (108)

Effective Tax Rate—32% 31% 34% 33% 33% 33%

NOPAT—100 58 119 156 190 224 22%

% Margin—21% 23% 20% 23% 24% 25%

Less: Capex / Capitalization of Content—(45) (22) (46) (53) (53) (56)

% of Revenue—9% 9% 8% 8% 7% 6%

Plus: Depreciation—14 7 17 20 23 26

% of Capex / Capitalization of Content—32% 33% 37% 38% 44% 47%

Plus: Amortization of Content—11 6 12 13 13 14

% of Capex / Capitalization of Content—24% 26% 26% 24% 25% 25%

Plus: (Investment) in Working Capital—14 (0) 25 29 34 36

% of Revenue—3% (0%) 4% 4% 4% 4%

Unlevered Free Cash Flow—95 49 127 165 207 244 26%

% Growth—— 34% 29% 26% 18%

(1) Arbor Management Case projections based on Arbor Management as of July 2012.

CONFIDENTIAL | DRAFT

# Preliminary Discounted Cash Flow Analysis

*Based on Arbor Management Case Projections*

**Summary of Valuation Assumptions**

- *Unlevered free cash flow projections and terminal value discounted to June 30, 2012 (mid-period convention)*
- *Excludes impact of stock based compensation, amortization and other one-time non-recurring items*
- *Weighted average cost of capital range of 11.0% to 14.0% (detailed calculation included in Appendix)*
- *Terminal value calculated using NTM Adjusted EBITDA multiple range of 6.0x – 8.0x CY16E Adjusted EBITDA of $372MM*
- *Assumes current Arbor shareholders incur ~11% dilution through issuance of equity awards over the projected period*

*($MM, except per share amounts)*

| Illustrative Present Value as of June 30, 2012 (1) | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **Discount Rate:** | **11.0%** | | | **12.5%** | | | **14.0%** | | |
| **Terminal NTM Adjusted EBITDA Multiple:** | **6.0x** | **7.0x** | **8.0x** | **6.0x** | **7.0x** | **8.0x** | **6.0x** | **7.0x** | **8.0x** |
| **Terminal NTM Revenue Multiple:** | **2.5x** | **2.9x** | **3.3x** | **2.5x** | **2.9x** | **3.3x** | **2.5x** | **2.9x** | **3.3x** |
| *Implied Perpetuity Growth Rate* | *(0.5%)* | *1.1%* | *2.4%* | *0.9%* | *2.6%* | *3.8%* | *2.3%* | *4.0%* | *5.3%* |
| PV of Unlevered FCF (2H'12E - CY2015E) | $448 | $448 | $448 | $437 | $437 | $437 | $426 | $426 | $426 |
| PV of Terminal Value (CY2016E & Beyond) | 1,550 | 1,808 | 2,067 | 1,479 | 1,725 | 1,972 | 1,412 | 1,647 | 1,883 |
| *% of Enterprise Value in Terminal Value* | *78%* | *80%* | *82%* | *77%* | *80%* | *82%* | *77%* | *79%* | *82%* |
| Implied Enterprise Value | $1,998 | $2,257 | $2,515 | $1,916 | $2,162 | $2,409 | $1,838 | $2,073 | $2,309 |
| Less: Net Debt/(Cash) (2) | 30 | 30 | 30 | 30 | 30 | 30 | 30 | 30 | 30 |
| Implied Equity Value | 1,968 | 2,226 | 2,484 | 1,885 | 2,132 | 2,378 | 1,808 | 2,043 | 2,278 |
| **Implied Price Per Share - 11% Dilution (2)** | **$35.89** | **$40.47** | **$45.03** | **$34.43** | **$38.81** | **$43.16** | **$33.05** | **$37.23** | **$41.39** |
| *Premium/(Discount) to Unaffected (3)* | *59%* | *79%* | *99%* | *52%* | *71%* | *91%* | *46%* | *65%* | *83%* |

*Note: Assumes mid-period discounting convention.*

*(1) Arbor Management Case projections based on Arbor Management as of July 2012.*

*(2) Capitalization, common shares outstanding, options and RSUs based on Arbor Management for the period ended June 30, 2012. Assumes treasury stock method treatment of options. Balance sheet items based on Arbor Management for the period ended June 30, 2012. Adjusted for pending $100MM Archives.com acquisition.*

*(3) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*

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# Illustrative Dilution Factor Sensitivity Analysis

*Illustrative Dilution Factor Sensitivity - Based on Arbor Management Case Projections*

**Summary of Sensitivity Assumptions**

- *Arbor's weighted average shares outstanding count is projected to grow from Q2'CY2012A through CY2016E representing ~11% dilution*
- *Due to this dilution, holders of common stock today will hold less than all of the Company in the future*
- *Illustrative dilution analysis attempts to show the impact of various dilution levels on Arbor's DCF value to today's shareholders (dilution of 0% - 15%)*

| | | Illustrative Arbor Present Value Per Share (1) | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| Discount Rate: | | 11.0% | | | 12.5% | | | 14.0% | | |
| Terminal NTM Adjusted EBITDA Mult: | | 6.0x | 7.0x | 8.0x | 6.0x | 7.0x | 8.0x | 6.0x | 7.0x | 8.0x |
| Terminal NTM Revenue Mult: | | 2.5x | 2.9x | 3.3x | 2.5x | 2.9x | 3.3x | 2.5x | 2.9x | 3.3x |
| *Illustrative Dilution Factor to Current Shareholders* | | | | | | | | | | |
| 0% | | $40.35 | $45.49 | $50.64 | $38.71 | $43.62 | $48.52 | $37.15 | $41.85 | $46.53 |
| | *Premium/(Discount) to Unaffected (2):* | *78%* | *101%* | *124%* | *71%* | *93%* | *114%* | *64%* | *85%* | *106%* |
| 5% | | $38.39 | $43.28 | $48.16 | $36.82 | $41.50 | $46.16 | $35.34 | $39.82 | $44.27 |
| | | *70%* | *91%* | *113%* | *63%* | *83%* | *104%* | *56%* | *76%* | *96%* |
| 10% | | $36.42 | $41.06 | $45.69 | $34.93 | $39.38 | $43.79 | $33.53 | $37.77 | $42.00 |
| | | *61%* | *81%* | *102%* | *54%* | *74%* | *94%* | *48%* | *67%* | *86%* |
| 11% | | $35.89 | $40.47 | $45.03 | $34.43 | $38.81 | $43.16 | $33.05 | $37.23 | $41.39 |
| | | *59%* | *79%* | *99%* | *52%* | *71%* | *91%* | *46%* | *65%* | *83%* |
| 15% | | $34.45 | $38.84 | $43.22 | $33.05 | $37.24 | $41.42 | $31.72 | $35.73 | $39.73 |
| | | *52%* | *72%* | *91%* | *46%* | *65%* | *83%* | *40%* | *58%* | *76%* |

*Note: Present value as of June 30, 2012. Assumes mid-period discounting convention.*
*(1) Arbor Management Case projections based on Arbor Management as of July 2012.*
*(2) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*

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Illustrative Detailed Revenue Sensitivity

Legend Revenue (CY16E)

CAGR (CY12-16E)

Revenue Sensitivity – Based on Arbor Management Case Projections

($MM)

Archives Case I Archives Case II Archives Base (1)

$44 $61 $83

20.0% 30.0% 40.7%

DNA Case I DNA Case II DNA Base (1) DNA Case I DNA Case II DNA Base (1) DNA Case I DNA Case II DNA Base (1)

$25 $34 $39 $25 $34 $39 $25 $34 $39

20.0% 30.0% 34.5% 20.0% 30.0% 34.5% 20.0% 30.0% 34.5%

Total Company Revenue (CY16E)

Total Company Revenue CAGR (CY12-16E) (2)

I $569 $638 $647 $652 $655 $664 $669 $677 $686 $691

e

Arbor as 5.0% 7.4% 7.7% 8.0% 8.1% 8.4% 8.6% 9.0% 9.3% 9.5%

C

r II $686 $754 $764 $769 $771 $780 $785 $793 $803 $808

e

rbo s

A C a 10.0% 12.0% 12.3% 12.5% 12.6% 12.9% 13.1% 13.4% 13.7% 13.9%

rbor (1) $779 $848 $857 $862 $864 $874 $879 $887 $896 $901

A Base 13.6% 15.3% 15.6% 15.7% 15.8% 16.1% 16.3% 16.6% 16.9% 17.0%

Illustrative Sensitivity Cases Management Case(1)

(1) Arbor Management Case projections based on Arbor Management as of July 2012.

(2) CY12E excludes contribution from Archives.com.

CONFIDENTIAL | DRAFT

Illustrative DCF Operating Sensitivity Analysis

Illustrative Revenue Growth and Adjusted EBITDA Margin Sensitivity – Based on Arbor Management Case Projections

Illustrative Sensitivity Cases

Management

Case

($MM, except per share amounts)

Illust. Revenue Case (CY16E): $638 $655 $764 $780 $803 $879 $901 $925

Implied CAGR (CY12-16E): 7.4% 8.1% 12.3% 12.9% 13.7% 16.3% 17.0% 17.8%

Implied (Disc.) / Prem. to Base: (29.2%) (27.4%) (15.3%) (13.4%) (10.9%) (2.5%) – 2.7%

CY13E Mgmt.

Case

Mgmt. Case

Terminal Year Adj. EBITDA Mgn.

35% 36% 37% 38% 39% 40% 41% 42%

Implied Price Per Share

$25.01 $25.55 $29.20 $29.74 $30.48 $33.13 $33.88 $34.40

25.37 25.92 29.63 30.18 30.93 33.62 34.38 34.91

25.97 26.54 30.34 30.90 31.68 34.44 35.21 35.76

26.57 27.15 31.05 31.63 32.42 35.25 36.05 36.62

27.17 27.76 31.76 32.35 33.17 36.06 36.88 37.47

27.77 28.38 32.47 33.08 33.91 36.88 37.71 38.32

28.55 29.18 33.40 34.03 34.89 37.94 38.81 39.43

28.97 29.60 33.89 34.53 35.40 38.51 39.38 40.02

Note: Arbor Management case projections based on Arbor Management as of July 2012.

Present values as of June 30, 2012 assume an illustrative dilution factor of 11%, weighted average cost of capital of 12.5%, and terminal value based on an NTM Adjusted EBITDA multiple of 7.0x.

CONFIDENTIAL | DRAFT

# Illustrative Selected Companies Analysis

*($MM, except per share amounts)*

| | Arbor Selected Companies Valuation Reference Range | | | |
|---|---|---|---|---|
| | Adjusted Street Case (1) | | Management Case (2) | |
| | Low | High | Low | High |
| *CY12E Revenue* | *$497* | | *$501* | |
| Trading Multiple | 2.5x | 3.5x | 2.5x | 3.5x |
| Implied Arbor Price | $25.23 | $35.18 | $25.45 | $35.49 |
| *Premium to Unaffected (3)* | *11%* | *55%* | *12%* | *57%* |
| *CY12E Adjusted EBITDA* | *$169* | | *$170* | |
| Trading Multiple | 7.0x | 10.0x | 7.0x | 10.0x |
| Implied Arbor Price | $24.07 | $34.24 | $24.15 | $34.35 |
| *Premium to Unaffected (3)* | *6%* | *51%* | *7%* | *52%* |
| *CY13E Revenue* | *$566* | | *$592* | |
| Trading Multiple | 2.0x | 3.0x | 2.0x | 3.0x |
| Implied Arbor Price | $23.02 | $34.36 | $24.05 | $35.91 |
| *Premium to Unaffected (3)* | *2%* | *52%* | *6%* | *59%* |
| *CY13E Adjusted EBITDA* | *$197* | | *$210* | |
| Trading Multiple | 6.0x | 9.0x | 6.0x | 9.0x |
| Implied Arbor Price | $24.00 | $35.82 | $25.52 | $38.11 |
| *Premium to Unaffected (3)* | *6%* | *58%* | *13%* | *68%* |

*Note: Capitalization, common shares outstanding, options and RSUs based on Arbor Management for the period ended June 30, 2012. Adjusted for pending $100MM Archives.com acquisition.*

*(1) Adjusted Arbor Street Case projections based on consensus analyst estimates as of August 6, 2012. Includes management estimates for Archives.com.*

*(2) Arbor Management Case projections based on Arbor Management as of July 2012. Includes management estimates for Archives.com.*

*(3) Based on Arbor price of $22.63 as of June 5, 2012.*

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# Illustrative Future Trading

*($MM, except per share amounts)*

| | Arbor Financial Projections (1) | | |
|---|---|---|---|
| | CY12E | CY13E | CY14E |
| Revenue | $501 | $592 | $688 |
| *Growth* | *21%* | *18%* | *16%* |
| Adjusted EBITDA | 170 | 210 | 264 |
| *Adjusted EBITDA Margin* | *34%* | *35%* | *38%* |
| Weighted Average Shares Outstanding | 45.5 | 46.0 | 47.2 |

| Illustrative Forward Adjusted EBITDA Multiple | Future Enterprise Value | | | *Future Value Per Share* | | | *PV / Share (Disc at 12.5% / Year)* | | |
|---|---|---|---|---|---|---|---|---|---|
| | Current | CY13E | CY14E | Current | CY13E | CY14E | Current | CY13E | CY14E |
| 6.0x | $1,019 | $1,257 | $1,586 | $20.70 | $26.48 | $33.59 | $20.70 | $23.54 | $26.54 |
| | *Premium / (Discount) to Unaffected (2):* | | | *(9%)* | *17%* | *48%* | *(9%)* | *4%* | *17%* |
| 6.6x | 1,114 | 1,374 | 1,733 | 22.63 | 28.80 | 36.43 | 22.63 | 25.60 | 28.79 |
| *(Unaffected Management Case CY12E Mult.)* | | | | *0%* | *27%* | *61%* | *0%* | *13%* | *27%* |
| 7.0x | 1,189 | 1,467 | 1,850 | 24.15 | 30.64 | 38.70 | 24.15 | 27.23 | 30.58 |
| | | | | *7%* | *35%* | *71%* | *7%* | *20%* | *35%* |
| 8.0x | 1,359 | 1,676 | 2,115 | 27.55 | 34.79 | 43.78 | 27.55 | 30.92 | 34.60 |
| | | | | *22%* | *54%* | *93%* | *22%* | *37%* | *53%* |
| 9.0x | 1,529 | 1,886 | 2,379 | 30.95 | 38.93 | 48.87 | 30.95 | 34.61 | 38.61 |
| | | | | *37%* | *72%* | *116%* | *37%* | *53%* | *71%* |
| 9.4x | 1,597 | 1,970 | 2,485 | 32.32 | 40.59 | 50.91 | 32.32 | 36.08 | 40.22 |
| *(Current Management Case CY12E Mult.)* | | | | *43%* | *79%* | *125%* | *43%* | *59%* | *78%* |

*(1) Arbor Management Case projections based on Arbor Management as of July 2012.*
*Non-GAAP statistics exclude stock based compensation, amortization of intangibles, restructuring and other non-recurring charges.*
*Assumes Archives.com 2012E full-year revenue and adjusted EBITDA contribution of $21MM and ($2MM), respectively.*
*(2) Based on Arbor price of $22.63 as of June 5, 2012 (prior to Bloomberg leak).*

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Qatalyst PARTNERS

1-Day Unaffected Stock Price Premiums Paid in Public Technology M&A Deals Over Time

Includes Selected Domestic Cash and Cash / Stock Technology Transactions Greater than $500MM Since 2003

1- Day Stock Premium (%)

50% 45% 40% 35% 30%

25%

20% 15% 10% 5% 0%

47%

45%

40%

35% 35%

31%

27%

25% 27%

19%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD (1)

Note: Includes deals which have announced / closed. Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed. Source: Thomson SDC.

(1) Year-to-date as of August 6, 2012.

CONFIDENTIAL | DRAFT

Selected Transactions

($MM)

FD FD Transaction Multiples NTM LTM Premium

Annc. Equity Ent. Revenue EBITDA Rev. EBITDA to Unaff

Date Target Acquiror Value Value LTM NTM LTM NTM Growth Margin Price (1)

Aug-11 Network Solutions Web.com $561 $765 2.9x—9.3x—- 31% -

Jul-11 Go Daddy KKR, Silver Lake Partners, TCV 2,250 2,250 2.2————

May-11 Skype Microsoft 7,918 8,500 9.9—32.2—- 31% -

Apr-11 LoopNet CoStar Group 859 762 9.5 8.5 26.7 23.4 12% 36% 31%

Mar-11 GSI Commerce eBay 2,407 2,358 1.7 1.3 17.5 12.4 32% 10% 51%

Mar-11 Drugstore.com Walgreens 434 415 0.9 0.8 25.5 24.1 16% 4% 112%

Feb-11 Fanatics GSI Commerce 319 277 1.5 1.5 11.6 11.1 2% 13% -

Sep-10 Internet Brands Hellman & Friedman 660 602 5.6 5.0 13.5 12.1 11% 42% 47%

Jul-09 Bankrate Apax Partners 561 506 3.3 3.1 9.8 8.5 5% 34% 16%

May-08 CNET Networks CBS 1,794 1,744 4.2 3.8 24.3 17.5 10% 17% 45%

Feb-08 Getty Images Hellman & Friedman 2,062 2,043 2.4 2.3 6.7 6.7 5% 36% 39%

Mean 4.0x 3.3x 17.7x 14.5x 12% 25% 49%

Median 2.9x 2.7x 15.5x 12.3x 11% 31% 45%

CONFIDENTIAL | DRAFT

# Selected Private Equity Transactions

*($MM)*

| Annc. Date | Target | Acquiror | FD Equity Value | FD Ent. Value | Transaction Multiples: Revenue LTM | Transaction Multiples: Revenue NTM | Transaction Multiples: EBITDA LTM | Transaction Multiples: EBITDA NTM | NTM Rev. Growth | LTM EBITDA Margin | Premium to Unaff Price (1) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Dec-11 | Blue Coat Systems | Thoma Bravo | $1,283 | $921 | 2.0x | 2.0x | 10.7x | 11.6x | 2% | 19% | 48% |
| Oct-11 | Genesys | Permira, TCV | 1,500 | 1,500 | - | - | - | - | - | - | - |
| Jul-11 | Go Daddy | Silver Lake, KKR, TCV | 2,250 | 2,250 | 2.2 | - | - | - | - | - | - |
| Jul-11 | Blackboard | Providence | 1,638 | 1,749 | 3.7 | 3.2 | 16.2 | 12.6 | 17% | 23% | 19% |
| Apr-11 | Lawson Software | Golden Gate Capital | 1,911 | 1,842 | 2.4 | 2.3 | 11.7 | 10.3 | 4% | 21% | 14% |
| Nov-10 | Novell | Attachmate (Golden Gate Capital) | 2,238 | 745 | 0.9 | 0.9 | 4.6 | 5.0 | (2%) | 20% | 28% |
| Oct-10 | Syniverse Technologies | Carlyle | 2,247 | 2,619 | 4.6 | 4.0 | 10.7 | 9.7 | 15% | 43% | 30% |
| Oct-10 | CommScope | Carlyle | 3,440 | 3,829 | 1.2 | 1.2 | 7.6 | 7.6 | 3% | 16% | 36% |
| Sep-10 | Internet Brands | Hellman & Friedman | 660 | 602 | 5.6 | 5.0 | 13.5 | 12.1 | 11% | 42% | 47% |
| Feb-10 | Skillsoft | Investor Group | 1,121 | 1,142 | 3.6 | 3.6 | 9.3 | 9.6 | 1% | 39% | 15% |
| Jun-08 | NDS | Permira | 3,772 | 3,037 | 3.6 | 3.6 | 13.3 | - | 2% | 27% | 25% |
| Feb-08 | Getty Images | Hellman & Friedman | 2,062 | 2,043 | 2.4 | 2.3 | 6.7 | 6.7 | 5% | 36% | 39% |
| Sep-07 | 3Com (Terminated) | Bain Capital | 2,175 | 2,039 | 1.6 | 1.6 | 24.9 | 11.9 | 3% | 6% | 44% |
| Jun-07 | Avaya | Silver Lake, TPG | 8,200 | 7,371 | 1.4 | 1.4 | 10.8 | 10.5 | 2% | 13% | 28% |
| May-07 | ADS (Terminated) | Blackstone | 6,772 | 8,024 | 3.9 | 3.4 | 14.8 | 12.6 | 13% | 26% | 30% |
| May-07 | Acxiom (Terminated) | Silver Lake | 2,220 | 2,921 | 2.1 | 2.0 | 7.5 | 7.4 | 3% | 28% | 14% |
| Apr-07 | Harman (Terminated) | KKR & Goldman Sachs | 8,090 | 8,063 | 2.4 | 2.1 | 15.1 | 13.2 | 11% | 16% | 17% |
| Mar-07 | Kronos | Hellman & Friedman | 1,793 | 1,752 | 2.9 | 2.6 | 14.9 | 13.7 | 11% | 20% | 18% |
| Sep-06 | Freescale Semiconductor | Carlyle, Permira, TPG, Blackstone | 17,514 | 15,537 | 2.6 | 2.4 | 10.5 | 9.1 | 6% | 25% | 29% |
| May-06 | SSA Global | Infor | 1,539 | 1,615 | 2.2 | 2.0 | 13.1 | 12.1 | 8% | 17% | 25% |
| Jul-05 | Aspect Communications | Concerto (Golden Gate Capital) | 1,012 | 793 | 2.1 | 2.1 | 8.6 | 9.1 | 0% | 25% | - |
| Mar-05 | SunGard | Investor Group | 10,966 | 11,245 | 3.2 | 3.0 | 10.7 | 10.1 | 5% | 29% | 44% |
| *Mean* | | | | | *2.7x* | *2.5x* | *11.8x* | *10.3x* | *6%* | *24%* | *29%* |
| *Median* | | | | | *2.4x* | *2.3x* | *10.8x* | *10.3x* | *5%* | *24%* | *28%* |

*Source: Company filings, press releases and Wall Street Research. Convertible notes treated as equity when ITM and debt when OTM.*

*Note: Negative multiples considered not meaningful and not available metrics noted as dashes.*

*(1) Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed.*

27

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